UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021 (November 12, 2021)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Springlake Refinance

On November 12, 2021, Springlake MHP LLC (“Springlake MHP”), a wholly owned subsidiary of Manufactured Housing Properties Inc. (the “Company”), entered into a loan agreement (the “MHP Loan Agreement”) with FirstBank, a Tennessee corporation, (the “Lender”) for a loan in the principal amount of $4,016,250 and issued a promissory note (the “MHP Note”) to the Lender in the same amount. The funds from the loan were used to pay off Springlake MHP’s preexisting loan which was set to mature November 14, 2021.

The MHP Note bears interest at the lesser of the Wall Street Journal prime rate plus one percent or 4.75% per annum with payments to begin January 10, 2022 and matures on December 10, 2026. Payment for the first twelve (12) months of the term of the MHP Note shall be interest-only based on the principal outstanding, days in the period, and daily interest rate. Thereafter, principal and interest shall be due and payable based on a twenty-five (25) year amortization schedule. Springlake MHP may prepay the MHP Note in part or in full subject to exit fees set out in the MHP Loan Agreement.

The MHP Note is secured by a first-priority security interest in the land and lot rent due under all leases pursuant to a deed, assignment of leases and rents, security agreement, and fixture filing (the “MHP Security Agreement”). As additional security, Springlake MHP assigned its rights under the property management agreement with Mobile Homes Rentals LLC, pursuant to an assignment of management agreement (the “MHP Management Assignment”), and the Company pledged its ownership interests in Springlake MHP pursuant to an assignment of ownership interests (the “MHP Ownership Assignment”). The loan is guaranteed by the Company pursuant to a guaranty (the “MHP Guaranty”) and by Raymond Gee, the Company’s Chief Executive Officer.

Also on November 12, 2021, Gvest Springlake Homes LLC (“Gvest Springlake”), a wholly owned subsidiary of the Company’s variable interest entity, Gvest Finance LLC (“Gvest Finance”), entered into a loan and security agreement with the Lender for a line of credit in the principal amount of $2,000,000 (the “Gvest Loan Agreement”) and issued a promissory note (the “Gvest Note”) to the Lender in the same amount. The immediate advance of funds from the line of credit was used to pay off Gvest Finance’s preexisting loan with 21st Mortgage and the Line of Credit – Floor Plan and Rental Financing Facility with Triad. The Line of Credit – Floor Plan and Rental Financing Facility remains available to Gvest Finance after the payoff.

The Gvest Note bears interest at the lesser of the Wall Street Journal prime rate plus one percent or 6.75% per annum with principal and interest payments to begin January 10, 2022. Principal and interest payments shall be due and payable on each advance allocated to each new home based on a fifteen (15) year amortization period and each advance allocated to a used home will be based on an amortization period ranging from twelve to five years determined by the age of the used home. The Gvest Note matures on December 10, 2026. Gvest Springlake may prepay the Gvest Note in full subject to exit fees set out in the Gvest Loan Agreement. Additionally, Gvest Springlake is required to make to mandatory prepayments prior to the maturity date if for any reason the aggregate principal amount of the loan outstanding exceeds $2,000,00, upon sale of a home securing the loan, the home collateral becomes ineligible as defined by the Gvest Loan Agreement, or if Springlake MHP pays off the MHP Loan Agreement.

The Gvest Note is secured by a first-priority security interest in rent due under all leases and all assets owned by Gvest Springlake pursuant to the Gvest Loan Agreement. As additional security, Gvest Springlake assigned its rights under the property management agreement with Mobile Homes Rentals LLC, pursuant to an assignment of management agreement (the “Gvest Management Assignment”), and Gvest Finance pledged its ownership interests in Gvest Springlake pursuant to an assignment of ownership interests (the “Gvest Ownership Assignment”). The loan is guaranteed by Gvest Finance pursuant to a guaranty (the “Gvest Guaranty”) and by Raymond Gee.

Both loan agreements contain customary closing conditions, representations and warranties, financial and other covenants and events of default for loans of their type.

The foregoing summary of the terms and conditions of the MHP Loan Agreement, the MHP Note, the MHP Security Agreement, the MHP Management Assignment, the MHP Ownership Assignment, the MHP Guaranty, the Gvest Loan Agreement, the Gvest Note, the Gvest Management Assignment, the Gvest Ownership Assignment, and the Gvest Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1-10.11, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Loan Agreement, dated November 12, 2021, between Springlake MHP LLC and FirstBank
10.2	Promissory Note issued by Springlake MHP LLC to FirstBank on November 12, 2021
10.3	Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated November 12, 2021, by Springlake MHP LLC in favor of FirstBank
10.4	Assignment of Management Agreement, dated November 12, 2021, among Mobile Homes Rentals LLC, Springlake MHP LLC and FirstBank
10.5	Assignment of Ownership Interests, dated November 12, 2021, by Manufactured Housing Properties Inc. in favor of FirstBank
10.6	Guaranty, dated November 12, 2021, by Manufactured Housing Properties Inc. in favor of FirstBank
10.7	Loan and Security Agreement, dated November 12, 2021, among Gvest Springlake Homes LLC, Gvest Finance LLC, Raymond M. Gee and FirstBank
10.8	Promissory Note issued by Gvest Springlake Homes LLC to FirstBank on November 12, 2021
10.9	Assignment of Management Agreement, dated November 12, 2021, among Mobile Homes Rentals LLC, Gvest Springlake Homes LLC and FirstBank
10.10	Assignment of Ownership Interests, dated November 12, 2021, by Gvest Finance LLC in favor of FirstBank
10.11	Guaranty, dated November 12, 2021, by Gvest Finance LLC in favor of FirstBank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

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